UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 4, 2007

GS Financial Corp.
(Exact name of registrant as specified in its charter)

Louisiana	000-22269	72-1341014
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3798 Veterans Boulevard, Metairie, Louisiana		70002
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(504) 457-6220

NA
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 4, 2007, Donald C. Scott gave notice of his resignation as a director of GS Financial Corp. (the “Company”) and Guaranty Savings Bank, effective January 7, 2008.

Attached hereto as Exhibit 99.1 is a copy of Mr. Scott’s resignation notice which is incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits

(a) Not applicable (b) Not applicable (c) Not applicable (d) Exhibits

The following exhibit is filed herewith.

Exhibit	Description
99.1	Notice of Resignation

                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GS FINANCIAL CORP.

	By:	/s/ Stephen E. Wessel
Stephen E. Wessel
President and Chief Executive Officer

Date: December 6, 2007